UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 26, 2007

Cyberonics, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19806	76-0236465
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Cyberonics Blvd., Houston, Texas		77058
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	2812287200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03 Material Modifications to Rights of Security Holders.

On January 26, 2007, the Board of Directors of Cyberonics, Inc. ("Cyberonics") approved Amendment No. 5 to the Company’s Second Amended and Restated Preferred Share Rights Agreement (the "Agreement") for the purpose of extending the final expiration date of the Agreement to January 29, 2010. Amendment No. 5 to the Agreement is attached hereto as an exhibit.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2007, Mr. Tony Coelho resigned as Chairman of the Board of Directors (the "Board") of Cyberonics, Inc. (the "Company"), and Mr. Hugh M. Morrison was appointed as Chairman of the Board. In addition, Messrs. Coelho, Stanley H. Appel, M.D. and Kevin S. Moore resigned as directors of the Board. In connection with the resignation of Messrs. Coelho, Appel and Moore, the Board appointed Messrs. Alfred J. Novak, Arthur J. Rosenthal and Jeffrey E. Schwarz as directors of the Board. The Board has not determined the committees on which Messrs. Alfred J. Novak, Arthur J. Rosenthal and Jeffrey E. Schwarz will serve.

As previously disclosed, non-employee members of the Board are paid (1) cash compensation, consisting of annual retainers for board and committee membership and meeting and committee fees; and (2) equity compensation, consisting of restricted stock grants under the Company’s 2005 Stock Option Plan. As non-employee directors, Messrs. Alfred J. Novak, Arthur J. Rosenthal and Jeffrey E. Schwarz will participate in these standard compensation arrangements with the cash compensation prorated for the balance of the 2007 fiscal year.

As Chairman of the Board, Mr. Morrison is entitled to receive an annual retainer of $75,000, prorated for the balance of the 2007 fiscal year, and an annual grant of 10,000 restricted shares of common stock (which vests annually over a three-year period from the date of grant).

Item 7.01 Regulation FD Disclosure.

On January 29, 2007, the Company issued a press release announcing: (1) the resignation of Mr. Coelho as Chairman of the Board and Messrs. Coelho, Stanley H. Appel, M.D. and Kevin S. Moore as directors of the Board, (2) the appointment of Mr. Hugh M. Morrison as Chairman of the Board and (3) the appointment of Messrs. Alfred J. Novak, Arthur J. Rosenthal and Jeffrey E. Schwarz as directors of the Board.

The full text of the press release issued on January 29, 2007 is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

4.1 Amendment No. 5 to Second Amended and Restated Preferred Share Rights Agreement dated January 29, 2007.

99.1 Press Release issued on January 29, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyberonics, Inc.

February 1, 2007	By:	/s/ David S. Wise

Name: David S. Wise
Title: Secretary

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Exhibit Index

Exhibit No.	Description

4.1	Amendment No. 5 to Second Amended and Restated Preferred Share Rights Agreement dated January 29, 2007.
99.1	Press Release issued on January 29, 2007.